Item 9.01 – Financial Statements and Exhibits

Item 9.1   Pro Forma Financial Statments

TELECONNECT, Inc.
Pro Forma Financial Statements
(Unaudited)

On October 15, 2010, the Company completed its acquisition of 100% of Wilroot and its wholly owned subsidiary HEM (Wilroot/HEM).  Previously Wilroot/HEM and the Company agreed for the purpose of the transaction to transfer effective control of Wilroot/HEM to the Company as of October 1, 2010. The Company issued 675,505 shares of its restricted common stock valued at $709,280 along with the assumption of debt and other liabilities of $7,740,102 for a total purchase consideration of $8,449,382.

HEM developed the age validation system “Ageviewers”.  The Company’s existing subsidiaries MediaWizz and Giga are important parts of the Ageviewers system supply chain and combining them with Wilroot/HEM allows further integration of the system.

The acquisition was accounted for as a purchase transaction.  As required by the applicable guidance in effect at the time of the acquisition, the Company valued all assets and liabilities acquired at their fair values on the date of acquisition. An independent valuation expert assisted the Company in determining these fair values. Accordingly, the assets and liabilities of the acquired entity were recorded at their estimated fair values at the date of the acquisition. The Company is currently completing its review of the valuation methods and procedures that were used therefore the purchase price allocation is preliminary.  The following table presents the preliminary allocation of the purchase price to the assets acquired and liabilities assumed, and based on their estimated fair values.

Wilroot/HEM

Current assets	$411,480
Amount due from Teleconnect, Inc	1,684,605
Amount due from MediaWizz	456,744
Total current assets	2,552,829
Ageviewers software	3,257,659
Property and equipment	350,485
Terminal and kiosk hardware design	690,347
Patents and processes	2,003,044
Tradenames	1,082,549
Net assets	9,936,913

Purchase consideration	8,449,382

Excess of net assets over purchase consideration (bargain purchase)	$1,487,531

In connection with the acquisition the Company acquired the Ageviewers software and the Terminal and kiosk hardware designs.  The Company valued the Ageviewers software based on replacement cost of development using current observable market rates for software engineers which resulted in a fair market value of $3,257,659.  The terminal and kiosk hardware designs were valued based on replacement cost of development using current observable market rates for engineers which resulted in a fair market value of $690,347. The software and designs will be amortized over a useful life of 5 years.

The Company also acquired patents and processes associated with Ageviewers system as well as the Ageviewers trade name.  The patents and processes were valued by the Company using the relief from royalty valuation technique which resulted in a fair market value of $2,003,044.  The Ageviewers trade name was valued by the Company using the relief from royalty valuation technique which resulted in a fair market value of $1,082,549.  The patents, processes and trade name are being amortized over a 10 year remaining life.

The fair value of the net assets acquired was in excess of the consideration paid by the Company, resulting in a "bargain purchase gain." Upon the determination that the Company was going to recognize a gain related to the bargain purchase, the Company reassessed its valuation assumptions utilized as part of the acquisition accounting. No adjustments to the acquisition accounting valuations were identified as a result of management’s reassessment. The events and circumstances allowing the Company to acquire Wilroot/HEM at a bargain were related to the ability of Wilroot/HEM to have access to public equity markets to raise funding for the rollout of Ageviewers in The Netherlands and the liquidity provided to the stockholders of Wilroot/HEM by gaining stock in the Company.

The pro forma financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The pro forma balance sheet as of September 30, 2010, is based on the historical balance sheets of the Company and Wilroot/HEM as of that date and assumes the acquisition took place on that date. The pro forma statements of operations for the years ended September 30, 2010 and 2009 are based on the historical statements of income of the Company and Wilroot/HEM for those periods. The pro forma statement of operations assumes the acquisition took place on October 1, 2008.

The unaudited pro forma financial statements may not be indicative of the actual results of the acquisition.

The accompanying pro forma financial statements should be read in connection with the historical financial statements of the Company and Wilroot/HEM.

TELECONNECT, INC.
PRO FORMA BALANCE SHEET
(Unaudited)

	Teleconnect	Wilroot/HEM	Adjustment	Pro Forma
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$17,420	$79	$-	$17,499
Accounts receivable - trade	36,276	5,826		42,102
Other receivables		2,176,312	(2,088,513)	87,799
Due from Giga Matrix Holding, B.V.	361,441	235,427		596,868
Inventory, work in process (net of reserve for slow moving inventory				-
of $187,478 and $139,109 at September 30, 2010 and 2009,respectively)	1,076,580	-		1,076,580
Prepaid taxes	8,278	55,466		63,744
Prepaid expenses	5,224	79,724		84,948

Total current assets	1,505,219	2,552,834	(2,088,513)	1,969,540

PROPERTY AND EQUIPMENT, NET	7,120	350,485	3,948,006	4,305,611

OTHER ASSETS:
Investment in Giga Matrix Holdings B.V.	-	-
Goodwill	424,346	-		424,346
Patents and tradenames, net		130,003	2,955,590	3,085,593
Deferred taxes		949,897	(949,897)	-
Long-term notes receivable (net of allowance for bad debts
of $558,136 and $560,974 at September 30, 2010 and 2009, respectively)	-
	$1,936,685	$3,983,219	$3,865,186	$9,785,090
LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable - trade	$111,576	$312,381	$-	$423,957
Accrued liabilities
Related Parties	127,619	-		127,619
Other	36,949	435,497		472,446
Notes payable	300,256	22,366		322,622
Income Taxes payable	80,000	-		80,000
Loans from related parties	2,790,765	6,969,858	(2,088,513)	7,672,110

Total current liabilities	3,447,165	7,740,102	(2,088,513)	9,098,754

STOCKHOLDERS' DEFICIT:
Preferred stock; par value of $0.001, 5,000,000 shares
authorized, no shares outstanding	-	-		-
Common stock; par value of $0.001, 500,000,000 shares authorized,
4,953,700 shares outstanding	4,954	50,720	(50,044)	5,630
Additional paid-in capital	31,511,257	-	708,605	32,219,862
Accumulated deficit	(30,019,592)	(3,807,603)	5,295,138	(28,532,057)
Accumulated other comprehensive loss	(3,007,099)			(3,007,099)

Total stockholders' deficit	(1,510,480)	(3,756,883)	5,953,699	686,336

	$1,936,685	$3,983,219	$3,865,186	$9,785,090

See accompanying notes to pro forma financial statements.

TELECONNECT, INC.
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 31, 2010
(Unaudited)

				Proforma
	Teleconnect	Wilroot/HEM	Adjustments	Consolidated

SALES	$254,446	$180,337	$(248,221)	$186,562

COST OF SALES	282,333	248,362.00	(248,221)	282,474

GROSS LOSS (INCOME)	(27,887)	(68,025)	-	(95,912)

OPERATING EXPENSES:
Selling, general and administrative expenses	968,146	2,142,393.00		3,110,539
Depreciation and amortization	2,619	88,618.00	1,444,691	1,535,928

Total operating expenses	970,765	2,231,011	1,444,691	4,646,467

LOSS FROM OPERATIONS	(998,652)	(2,299,036)	(1,444,691)	(4,742,379)

OTHER INCOME (EXPENSES):
Interest income	87	269,445.00		269,532
Grant income		69,176.00		69,176
Loss on investment	(130,057)	-		(130,057)
Interest expense	(68,111)	(187,110.00)		(255,221)

LOSS BEFORE INCOME TAXES	(1,196,733)	(2,147,525)	(1,444,691)	(4,788,949)

BENEFIT FROM INCOME TAXES	49,670	430,260	(430,260)	49,670

NET LOSS	$(1,147,063)	$(1,717,265)	$(1,874,951)	$(4,739,279)

See accompanying notes to pro forma financial statements.

TELECONNECT, INC.
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 31, 2009
(Unaudited)

	Teleconnect	Wilroot/HEM	Adjustments	Proforma

SALES	$361,989	158,704.00	(129,660)	391,033.00

COST OF SALES	435,147	216,862.00	(129,660)	522,349.00

GROSS LOSS	(73,158)	(58,158)	-	(131,316)

OPERATING EXPENSES:
Selling, general and administrative expenses	1,365,550	1,274,049.00		2,639,599.00
Depreciation and amortization	31,794	16,850.00	1,442,667	1,491,311.00

Total operating expenses	1,397,344	1,290,899	1,442,667	4,130,910

LOSS FROM OPERATIONS	(1,470,502)	(1,349,057)	(1,442,667)	(4,262,226)

OTHER INCOME (EXPENSES):
Interest income	21,652	7,504.00		29,156.00
Loss on investment	(44,626)	-		(44,626.00)
Interest expense	(54,396)	(107,856.00)		(162,252.00)

LOSS BEFORE INCOME TAXES	(1,547,872)	(1,449,409)	(1,442,667)	(4,439,948)

BENEFIT FROM INCOME TAXES	(50,000)	(292,435.00)	292,435	0

NET LOSS	$(1,597,872)	$(1,741,844)	$(1,150,232)	$(4,439,948)

See accompanying notes to pro forma financial statements.

Teleconnect Inc.
Notes to Pro Forma Financial Statements

Pro Forma Balance Sheet Adjustments

The pro forma adjustments to the balance sheet are:

1)	To record issuance of 675,505 share for the purchase of Wilroot/HEM

	Property and equipment, net	$3,948,006
	Patents and tradenames, net	2,955,590
	Common stock Wilroot/HEM	50,720
	Deferred taxes		$949,897
	Common stock		676
	Additional paid-in capital		708,605
	Retained earnings		5,295,138

2)	To eliminate intercompany accounts
	Loans from related parties	$2,088,513
	Other receivables		$2,088,513

Pro Forma Statements of Operations Adjustments

5)	To eliminated intercompany transactions FY2010
	Sales	$248,221
	Cost of sales		$248,221

6)	Valuation allowance on tax benefit
	Tax benefit	$430,260
	To balance - net loss		$430,260

7)	Amortization of intangible assets
	Amortization	$1,444,691
	To balance - net loss		$1,444,691

8)	To eliminated intercompany transactions FY2009
	Sales	$129,660
	Cost of sales		$129,660

9)	Valuation allowance on tax benefit
	Tax benefit	$292,435
	To balance - net loss		$292,435

10)	Amortization of intangible assets
	Amortization	$1,442,667
	To balance - net loss		$1,442,667